Exhibit 99.1

SHARE PURCHASE AGREEMENT

THIS AGREEMENT made as of the 6th day of February, 2012

BETWEEN:

IGNEOUS CAPITAL LIMITED, a corporation governed by the laws of the British Virgin Islands,

(the "Purchaser")

- and -

GOLDEN RIVER RESOURCES CORPORATION, a corporation governed by the laws of the State of Delaware,

(the "Vendor")

- and -

NORTHERN CAPITAL RESOURCES, a corporation governed by the laws of the State of Nevada,

("Northern")

- and -

JOSEPH ISAAC GUTNICK, an individual residing in Melbourne, Australia,

("Gutnick", and together with Northern, the "Guarantors")

WHEREAS the Vendor owns 38,994,018 issued and outstanding common shares of Acadian Mining Corp. (the "Company") and wishes to sell to the Purchaser 10,783,145 of such common shares (such common shares of the Company being purchased and sold pursuant to this agreement hereinafter referred to as the "Purchased Shares");

AND WHEREAS the Vendor is controlled indirectly by Joseph Gutnick through the Guarantors;

AND WHEREAS the Vendor wishes to sell and the Purchaser wishes to acquire the Purchased Shares for a purchase price of $1,617,471.75;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants contained herein and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the Parties hereto agree as follows:

ARTICLE 1
DEFINED TERMS AND INTERPRETATION

1.1   Definitions.  Whenever used in this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the following meanings, respectively:

(a)	"Assets" means, with respect to any Person, all the undertaking, property and assets of the Person, whether owned, licensed or leased, of every kind and description wheresoever situated;

(b)	"Closing" means the completion of the sale to and purchase by the Purchaser of the Purchased Shares contemplated herein;

(c)	"Closing Date" means February 7, 2012, or such earlier or later date as may be mutually acceptable to the Parties;

(d)	"Company" means Acadian Mining Corp., and includes its subsidiaries for purposes of Article 3;

(e)
"Company's Financial Statements" means the audited consolidated financial statements of the Company as at December 31, 2010 and for the year then ended and the unaudited consolidated financial statements of the Company as at September 30, 2011 and for the nine months then ended;

(f)
"Contractual or Other Right or Obligation" means any form of agreement, contract, instrument, license, permit, registration, judgment, order, decree, indenture, lease, engagement, commitment or franchise;

(g)
"Encumbrance" means any form of agreement, option, understanding, commitment, equity, covenant, mortgage, charge, security interest, lien, adverse claim, pledge, demand, action, restriction, order, judgment, decree, encumbrance or right or privilege affecting or capable of affecting the title or right of ownership or ability to transfer or convey any property or asset;

(h)
"Generally Accepted Accounting Principles" means at any time, accounting principles, practices and procedures generally accepted in Canada, applied on a basis consistent with those applied in previous years, as authorized by the Canadian Institute of Chartered Accountants;

(i)	"Guarantors" means, collectively, Northern Capital Resources and Joseph Isaac Gutnick;

(j)	"material fact" has the meaning given to that term under the Securities Act (Ontario);

(k)	"Parties" means, collectively, the parties to this Agreement and "Party" means any of them;

(l)
"Permit" means any permit, lease, licence, claim, certificate, order, grant, approval, consent, registration, closure plan or other authorization of or from any governmental authority and includes any permit, concession, licence or right necessary to explore for, exploit, develop, mine, produce or refine minerals;

(m)	"Permitted Encumbrances" means:

(i)
inchoate or statutory liens for Taxes not at the time overdue and inchoate or statutory liens for overdue Taxes, the validity of which is being contested in good faith but only for so long as such contestation effectively postpones enforcement of any such liens or Taxes;

(ii)
statutory liens incurred or deposits made in the ordinary course in connection with workers' compensation, unemployment insurance and similar or equivalent legislation, but only to the extent that each such statutory lien or deposit relates to amounts not yet due;

(iii)
liens and privileges arising out of judgements with respect to which a Person intends to prosecute an appeal or proceedings for review but only for so long as there is a stay of execution pending the determination of such appeal or proceedings for review;

(iv)	security given to a public utility or any governmental authority when required in the ordinary course of business of a Person;

(v)
undetermined or inchoate construction or repair or storage liens arising in the ordinary course, a claim for which has not been filed or registered pursuant to law or which notice in writing has not been given;

(vi)	easements and any registered restrictions or covenants that run with the land provided they have been complied with;

(vii)	rights of way for, or reservations or rights of others relating to, sewers, water lines, gas lines, pipelines, electric lines, telephone and cable lines and other similar products or services;

(viii)	zoning by-laws, ordinances or other restrictions as to the use of real property and agreements with other Persons registered against title to the properties of a Person; and

in all cases which do not materially impair the properties subject thereto;

(n)
"Person" means an individual, corporation, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, government or governmental agency, department or instrumentality, or any group or combination thereof;

(o)	"Purchase Price" has the meaning ascribed thereto in Section 2.1;

(p)	"Purchased Shares" means 10,783,145 common shares of the Company to be purchased and sold hereunder;

(q)	"Purchaser" means Igneous Capital Limited;

(r)	"Subsidiaries" means Annapolis Properties Corp., 6179053 Canada Inc. and 6927629 Canada Corp.;

(s)
"Tax" or "Taxes" means any federal, provincial, territorial, state or local income, goods and services, value added, corporation, land transfer, licence, payroll, excise, sales, use, capital, withholding, mining or other tax, levy, duty, royalty, assessment, reassessment or other charge of any kind whatsoever, whether direct or indirect, including any interest or penalty on any of the foregoing, whether disputed or not, and for greater certainty includes Canada Pension Plan premiums and employment insurance premiums;

(t)
"this Agreement", "herein", "hereto", "hereby", "hereunder", "hereof" and similar expressions refer to this Agreement and not to any particular clause, subclause, section, subsection or paragraph or other portion hereof, and include amendments hereto, any agreement which is supplementary to or in amendment or confirmation of this Agreement and any schedules hereto or thereto;

(u)	"Time of Closing" means 10:00 a.m. (Toronto time) on the Closing Date or such other time as may be mutually acceptable to the Parties; and

(v)	"Vendor" means Golden River Resources Corporation.

1.2   Gender and Number.  Any reference in this Agreement to gender shall include all genders and words used herein importing the singular number only shall include the plural and vice versa.

1.3   Headings, Etc..  The division of this Agreement into articles, sections, subsections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation hereof.

1.4   Currency.  All references in this Agreement to dollars, unless otherwise specifically indicated, are expressed in Canadian currency.

1.5   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Victoria and the courts of Victoria shall have an exclusive jurisdiction for the resolution of any disputes in connection with this Agreement.

ARTICLE 2
PURCHASE AND SALE OF PURCHASED SHARES

2.1   Purchased Shares.  Subject to the terms and conditions hereof, the Vendor covenants and agrees to sell, assign and transfer to the Purchaser the Purchased Shares free and clear of all Encumbrances and the Purchaser covenants and agrees to purchase from the Vendor the Purchased Shares.

2.2   Purchase Price.  The purchase price payable by the Purchaser to the Vendor for the Purchased Shares shall be $0.15 per Purchased Share, being in the aggregate $1,617,471.75 (the "Purchase Price").

2.3   Payment of Purchase Price.  Subject to Section Error! Reference source not found., the Purchase Price shall be paid and satisfied by delivery to the Vendor or a third party pursuant to the Vendor's direction, at the Time of Closing, of a wire transfer in the amount of the Purchase Price.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE VENDOR

The Vendor represents and warrants to the Purchaser as follows and acknowledges that the Purchaser is relying upon such representations and warranties in connection with the entering into of this Agreement and the consummation of the transactions contemplated hereby:

3.1   Due Incorporation and Subsistence of the Company.  The Company is a corporation duly incorporated, organized and validly subsisting and in good standing under the laws of Canada. The Company has all necessary corporate power and authority to own or lease its property and assets and to carry on the business as now being conducted by it and is duly qualified, licensed or registered to carry on the business as now being conducted and is in good standing in all jurisdictions in which the nature of the business conducted by it or the property owned or leased by it makes such qualification, licensing or registration necessary.

3.2   Authorized Capital of the Company.  The authorized capital of the Company consists of an unlimited number of common shares and an unlimited number of preference shares of which 54,186,662  have been validly issued and are outstanding as fully paid and non-assessable.

3.3   Reporting Issuer Status; Disclosure; Liabilities.  The Company is a reporting issuer, as such term is defined under the provisions of the securities legislation of British Columbia, Alberta, Manitoba, Ontario, New Brunswick, Nova Scotia and Newfoundland. The Company is not in default of any of the provisions of (i) securities laws of the Provinces of British Columbia, Alberta, Manitoba, Ontario, New Brunswick, Nova Scotia and Newfoundland, or (ii) any rules, orders or published policy statements of the British Columbia, Alberta, Manitoba, Ontario, New Brunswick, Nova Scotia and Newfoundland Securities Commissions. There are no material facts as regards the Company and its securities that have not been publicly disclosed by the Company. The public disclosure made by the Company on its corporate website is accurate in all material respects.  The Company has no consolidated debt or liabilities except for those debts and liabilities as disclosed in its Financial Statements, which are less than $700,000 in aggregate, and no amounts are owing to the Vendor or the Guarantors or to any Persons controlled, directly or indirectly, by the Vendor or the Guarantors. None of the Company or a Subsidiary has paid any amount to the Vendor or the Guarantors or to any Persons controlled, directly or indirectly, by the Vendor or the Guarantors since September 30, 2011.

3.4   TSX. The Company has not received notice from the Toronto Stock Exchange (the "TSX") regarding the suspension or delisting of the common shares the Company.

3.5   Filings.  The Company is up-to-date in all filings with all requisite regulatory agencies and is in good standing with respect to all requisite filings.

3.6   Title to Purchased Shares.  The Vendor is the registered and beneficial owner of the Purchased Shares and has good and marketable title to the Purchased Shares, free and clear of any and all Encumbrances of any kind whatsoever. The delivery to the Purchaser of the share certificates referred to in Section 9.2(a) representing the Purchased Shares shall result in the Purchaser obtaining good and marketable title to the Purchased Shares, free and clear of any and all Encumbrances of any kind whatsoever. No Person, other than the Vendor, has any interest, direct or indirect, beneficial or otherwise, in the Purchased Shares.

3.7   No Options, Etc.  Except for the Purchaser, no Person has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Vendor of any of the Purchased Shares.

3.8   Capacity of the Vendor.  The Vendor is duly incorporated or otherwise created and validly subsisting and in good standing under the laws of the jurisdiction of its incorporation or creation, as applicable, and has the legal capacity and competence to execute this Agreement and to take all actions required pursuant hereto and all necessary approvals by directors and shareholders of the Vendor, or otherwise, have been given to authorize it to execute and deliver this Agreement and to take all actions required pursuant hereto.

3.9   Residence.  The Vendor is a "non-resident" of Canada within the meaning of the Income Tax Act (Canada) and is not controlled, directly or indirectly by Persons resident in Canada.

3.10          Validity of Agreement.

(a)	The Vendor has all necessary right, power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder.

(b)
The entry into, execution and delivery of this Agreement and all other agreements and documents required to be delivered by the Vendor hereunder, the performance by the Vendor of its obligations hereunder and the consummation of the transactions contemplated hereby do not or will not conflict with or constitute a breach of or a default under or create any Encumbrance under (or would not with the passage of time or the giving of notice, or both, conflict with or constitute a breach of or a default under or create any Encumbrance under) any of the terms or provisions of any Contractual or Other Right or Obligation to which the Vendor is a party or by which the Vendor is bound or of any laws or regulations applicable to the Vendor.

(c)
Each of this Agreement and all other agreements and documents required to be delivered by the Vendor hereunder constitutes, or on delivery will constitute, a legal, valid and binding obligation of the Vendor enforceable against it in accordance with its terms, subject however to limitations with respect to enforcement imposed by law in connection with bankruptcy, insolvency and creditors' rights generally and to general principles of equity, including the availability of equitable remedies such as specific performance and injunctive relief which are in the discretion of the court from which they are sought.

3.11   Permits.  There are no Permits or filings that must be obtained or made by the Vendor in order to complete the transactions contemplated by this Agreement (including without limitation any Permits of or filings with any securities commission or stock exchange), other than as the Vendor may file under National Instrument 45-102.

3.12   Litigation.  There is no action, suit, proceeding, at law or in equity, claim or demand by any Person or entity, or any investigation, arbitration or any administrative or other proceeding by or before (or to the best knowledge of the Vendor any investigation by) any governmental or other instrumentality or agency, pending, or, to the best of the knowledge of the Vendor, threatened against or affecting the Vendor, the Purchased Shares or, to the best of the knowledge of the Vendor, the Company, or any of the Subsidiaries (including, without limitation, the Subsidiaries' Assets) or the Company's Assets or which questions the validity of any action taken by the Company, and the Vendor does not know of any valid basis therefor. Neither the Vendor, the Company nor any of the Subsidiaries is subject to any judgment, order or decree entered in any law suit or proceeding.

3.13   Company's Financial Statements.  The Company's Financial Statements have been prepared in accordance with Generally Accepted Accounting Principles and present fairly:

(a)	the consolidated assets and liabilities (whether accrued, absolute, contingent or otherwise) of and all claims against the Company as at the respective dates of the statements;

(b)	the consolidated financial position and condition of the Company as at the respective dates of the statements; and

(c)	the consolidated results of operations of the Company for the periods ended at the respective dates of the statements.

3.14   Books and Records.  All accounts, books, ledgers and other financial and accounting records of the Company and the Subsidiaries have been properly kept and completed since April 10, 2009.   To the knowledge of the Vendor,  all accounts, books, ledgers and other financial and accounting records of the Company and the Subsidiaries have been properly kept and completed prior to April 10, 2009.  All accounts, books, ledgers and other financial and accounting records of the Company and the Subsidiaries are up-to-date and there are no material inaccuracies or discrepancies of any kind contained or reflected therein. Neither the Company nor any of the Subsidiaries has any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company. The consolidated books and records of the Company fairly and correctly set out and disclose in all material respects, in accordance with Generally Accepted Accounting Principles and all applicable laws and regulations, the consolidated financial position of the Company as at the date hereof and all material financial transactions relating to the consolidated business of the Company have been accurately recorded in such books and records since April 10, 2009 and to the knowledge of the Vendor prior to April 10, 2009.

3.15   Restrictive Documents.  Neither the Company nor the Vendor is subject to, or a party to, any charter or by-law restriction, Encumbrance, Contractual or Other Right or Obligation, law, rule, ordinance, regulation, or any other restriction of any kind or character which would prevent the consummation of the transactions contemplated by this Agreement, or compliance by the Vendor with the terms, conditions and provisions hereof.

3.16   Change of Control.  Other than employment agreements with Grant Ewing and Stacey Stone, none of the  Company or the Subsidiaries are party to any Contractual or Other Right or Obligation that contains a right of any party thereto to terminate as a result of the entering into of this Agreement or of the sale of the Purchased Shares to the Purchaser, or that would entitle any party thereto to a payment or an increase in the rights of such party or would result in additional obligations on the Company or a Subsidiary thereunder as a result of the entering into of this Agreement or of the sale of the Purchased Shares to the Purchaser.  No Permit of the Company or a Subsidiary may be terminated or revoked or materially altered as a result of the entering into of this Agreement or of the sale of the Purchased Shares to the Purchaser.

3.17   Corporate Records.  The minute books and corporate records of the Company and each of the Subsidiaries from April 10, 2009 to the date hereof, and to the knowledge of the Vendor, from the date of incorporation to April 10, 2009, are the original minute books and corporate records of the Company and each of the Subsidiaries, are true, correct and complete in all material respects, and contain all minutes and resolutions of all proceedings of the shareholders and the board of directors (including all committees thereof) of the Company and each of the Subsidiaries or certified copies thereof from the date of incorporation to the date hereof which are true and correct in form and substance and, there have been no other meetings, resolutions or proceedings of the shareholders or of the board of directors (including any committees thereof) of the Company and each of the Subsidiaries from the date of incorporation to the date hereof, not reflected in such minutes books and the corporate records. To the knowledge of the Vendor, all such meetings were duly called and held. To the knowledge of the Vendor, the share certificate books, register of shareholders, register of transfers and register of directors of the Company and each of the Subsidiaries are true, correct and complete.

3.18   Compliance with Laws.  The Company and each of the Subsidiaries is conducting its business in compliance with all applicable laws, rules and regulations of each jurisdiction in which the business is carried on and with all applicable orders, judgments and decrees by which the Company or any of the Subsidiaries is bound and is not in breach of any such laws, rules, regulations, orders, judgments and decrees. The Company and each of the Subsidiaries has obtained and maintains in good standing and is in compliance with all material licenses, registrations, permits, franchises, orders and/or consents required to be held or obtained in each jurisdiction in which it carries on its business.

3.19   Insolvency.  Neither of the Vendor, the Company nor any of its Subsidiaries is insolvent, nor has any of them committed an act of bankruptcy, proposed a compromise or arrangement to their creditors generally, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have themselves declared bankrupt or wound-up, taken any proceeding to have a receiver appointed over any part of their assets, had any encumbrancer or receiver take possession of any of their property, had an execution or distress become enforceable or levied upon any of their property or had any petition for a receiving order in bankruptcy filed against them.

3.20   Taxes.  The Company and each of the Subsidiaries has duly filed within the times and within the manner prescribed by law, all federal, provincial, local and foreign Tax returns and Tax reports which are required to be filed by or with respect to the Company and each of the Subsidiaries. The information contained in such returns and reports is true and correct and reflects accurately, in all respects, all liability for Taxes of the Company and each of the Subsidiaries for the periods covered thereby. All Taxes, assessments and reassessments (including charges, interest, dues, fines, and penalties) payable by, or due from, the Company or any of the Subsidiaries on or before the date hereof have been fully paid or adequately disclosed and fully provided for in the books and financial statements of the Company and each of the Subsidiaries. No examination of any tax return of the Company or any of the Subsidiaries is currently in progress, there are no outstanding agreements or waivers extending the statutory period providing for an extension of time with respect to the assessment or re-assessment of any Taxes or the filing of any tax return by, or any payment of any Taxes by, or levying of any governmental charge against, the Company or any of the Subsidiaries, and there are no actions, audits, assessments, re-assessments, suits, proceedings, investigations or claims now threatened or pending against the Company or any of the Subsidiaries in respect of Taxes or governmental charges or any matters under discussion with any governmental authority relating to Taxes or governmental charges asserted by any such authority nor is the Vendor aware of any grounds therefor. The Company and each of the Subsidiaries has withheld from each payment made by it the amount of all Taxes and other deductions required to be withheld therefrom and has paid the same to the proper taxing or other authority within the time prescribed under any applicable legislation or regulation.

3.21   No Conflicts.

(a)
None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or the fulfilment of or compliance with the terms and pro visions hereof do or will, with the giving of notice or the lapse of time or both:

(i)	violate any provision of any law or administrative regulation or any administrative order, award, judgment or decree applicable to the Company or the Vendor;

(ii)	conflict with any of the terms, conditions or provisions of the articles or any by-laws of the Company or the Vendor or any resolution of the Company's directors or shareholders; or

(iii)
conflict with, result in a breach of, constitute a default under, or accelerate or permit the acceleration of the performance required by, any material agreement, covenant, undertaking, commitment, instrument, judgment, order, decree or award to which the Vendor or the Company are a party or by which they are bound or to which their property is subject.

3.22   Resale Restrictions.  Immediately prior to the Closing, the Purchased Shares are not subject to any restrictions on resale pursuant to the securities law of any province of Canada, other than the provisions thereof relating to a "control distribution" (as such term is defined in Multilateral Instrument 45-102 — Resale of Securities).

3.23   Warrants and Options.  As at the Closing Date, no person holds or shall hold any securities convertible into any shares of the Company or any of the Subsidiaries or has any agreement, warrant option, right or privilege that is or is capable of becoming an agreement, warrant, option, right or privilege for the purchase of any unissued securities of the Company or any of the Subsidiaries, except in respect of options granted to purchase up to 1,212,000 common shares of the Company and 588,236 common shares of the Company that may be issued in 2012 and 2013 to McGregor Properties Limited.

3.24   Finder's Fee.  The Vendor has not incurred any finder's fee, commission or other payment in respect of the transactions hereby for which the Purchaser or the Company shall be liable.

3.25   Subsidiaries. The Company has no subsidiaries other than the Subsidiaries. The Company owns all of the issued and outstanding common shares of each of the Subsidiaries, free and clear of all Encumbrances and does not own any securities of any other Person.

3.26   Operating Expenses.  The monthly expenses to operate the business of the Company and the Subsidiaries as currently operated set out in the budget disclosed to the Purchaser include all expenses necessary for the 2012 fiscal year and the Vendor has no knowledge of any other necessary expenditures for such period .

3.27   Permits and Mining Rights.

(a)
The Acadian Mining Landholdings Report dated October 2011 provided to the Purchaser (the "Land Report") is complete and accurate in all respects. The Permits described therein (the "Gold Permits") are validly subsisting and in good standing and the Company or a Subsidiary, as applicable, is not in default or breach of any such Permit and no proceeding is pending or, to the knowledge of the Vendor, threatened to revoke or limit any such Permit and, to the knowledge of the Vendor, there are no facts or circumstances that may reasonably result in such a revocation or limitation. To the knowledge of the Vendor, there are no grounds, facts or circumstances that could reasonably be expected to prevent the renewal of any Permit held by or granted to the Company. The Gold Permits constitute all of the right, title and interest necessary or appropriate to authorize and enable the Company to carry on its gold business as currently carried on. There are no restrictions on the ability of the Company to use, transfer or exploit the mineral rights conferred by the Gold Permits except pursuant to applicable laws. The Company or a Subsidiary has the right, free and clear of any Encumbrance, to access and use the surface area where all of the Gold Permits are located and the Company or a Subsidiary has paid to all surface area owners all rent, royalties, indemnification or other amounts to which they are entitled, whether pursuant to any contract or by law.  The Gold Permits confer on the Company or a Subsidiary the exclusive right to explore, develop and mine gold at the Company's mineral projects.

(b)
The real property described as being owned by the Company or a Subsidiary in the Land Report (the "Real Properties") is held by the Company or a Subsidiary as the holder of record of, and the Company or a Subsidiary is the owner of a 100% undivided beneficial interest in and to the right, title and interest in and to, all of the Real Properties, free and clear of all Encumbrances, other than the Permitted Encumbrances.

(c)
There are no adverse interests or options to acquire or purchase the Real Properties or the Gold Permits or any portion thereof or any right, title or interest therein.  No Person has any proprietary or possessory interest in the Real Properties or the Gold Permits other than the Company or a Subsidiary and subject only to the rights of any governmental authority having jurisdiction.

(d)
Except as disclosed by the Company in its public disclosures, no Person is entitled to any royalty or other payment in the nature of rent or royalty on any minerals, metals or concentrates or any other such products removed or produced from the Real Properties or the Gold Permits, subject only to any royalty or other payment in the nature of rent or royalty payable to a governmental authority under applicable laws.

3.28 Absence of Changes. Since September 30, 2011, except as disclosed by the Vendor to the Purchaser:

(a)	each of the Company and the Subsidiaries has conducted its business only in the ordinary course of business;

(b)	none of the Company and the Subsidiaries has incurred or suffered a material adverse effect or change; and

(c)
there has not been any material increase in or modification of the compensation payable to or to become payable by any of the Company and the Subsidiaries to any of their respective directors, officers, employees or consultants or any grant to any such director, officer, employee or consultant or any increase in severance or termination pay or any increase or modification of any bonus, pension, insurance or benefit arrangement made to, for or with any of such directors, officers, employees or consultants.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Vendor as follows and acknowledges that the Vendor is relying upon such representations and warranties in connection with the entering into of this Agreement and the consummation of the transactions contemplated hereby:

4.1   Due Incorporation and Subsistence of the Purchaser.  The Purchaser is a corporation duly incorporated, organized and validly subsisting under the laws of its jurisdiction of incorporation.

4.2             Permits.  There are no Permits or filings that must be obtained or made by the Purchaser in order to complete the transactions contemplated by this Agreement (including without limitation any Permits of or filings with any securities commission or stock exchange).

4.3   Restrictive Documents.  The Purchaser is not subject to, or a party to, any charter or by-law restriction, Encumbrance, Contractual or Other Right or Obligation, law, rule, ordinance, regulation, or any other restriction of any kind or character which would prevent the consummation of the transactions contemplated by this Agreement or compliance by the Purchaser with the terms, conditions and provisions hereof.

4.4   Validity of Agreement.

(a)	The Purchaser has all necessary right, power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder.

(b)
The entry into, execution and delivery of this Agreement and all other agreements and documents required to be delivered by the Purchaser hereunder, the performance by the Purchaser of its obligations hereunder and the consummation of the transactions contemplated hereby: (i) have been duly authorized by all necessary action, corporate or otherwise, on the part of the Purchaser and (ii) do not or will not conflict with or constitute a breach of or a default under or create any Encumbrance under (or would not with the passage of time or the giving of notice, or both, conflict with or constitute a breach of or a default under or create any Encumbrance under) any of the terms or provisions of the constating documents, by-laws or resolutions of the Purchaser (if the Purchaser is a corporation) or of any Contractual or Other Right or Obligation to which the Purchaser is a party or by which the Purchaser is bound or of any laws or regulations applicable to the Purchaser.

(c)
Each of this Agreement and all other agreements and documents required to be delivered by the Purchaser hereunder constitute, or on delivery will constitute, a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, subject however to limitations with respect to enforcement imposed by law in connection with bankruptcy, insolvency and creditors' rights generally and to general principles of equity, including the availability of equitable remedies such as specific performance and injunctive relief which are in the discretion of the court from which they are sought.

4.5   Insolvency.  The Purchaser is not insolvent, nor has it committed an act of bankruptcy, proposed a compromise or arrangement to its creditors generally, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have itself declared bankrupt or wound-up, taken any proceeding to have a receiver appointed over any part of its assets, had any encumbrancer or receiver take possession of any of its property, had an execution or distress become enforceable or levied upon any of its property or had any petition for a receiving order in bankruptcy filed against it.

4.6   Finder's Fee.  The Purchaser has not incurred any finder's fee, commission or other payment in respect of the transactions hereby for which the Vendor or the Company shall be liable.

ARTICLE 5
SURVIVAL OF REPRESENTATIONS
AND WARRANTIES; INDEMNIFICATION

5.1   Survival.  All covenants, representations and warranties made herein or in any agreement, certificate or other document delivered or given pursuant to this Agreement (other than those which are expressly waived in writing as part of the Closing herein) shall survive the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement and, notwithstanding such completion or any investigation made by or on behalf of the Party to whom or in whose favour such covenants, representations and warranties were made.  The representations and warranties contained herein shall survive and continue in full force and effect for the respective benefit of the Purchaser and the Vendor, as the case may be, for a period ending on December 31, 2013, after which period the respective Parties shall be released from their respective obligations and liabilities hereunder relating to such representations and warranties, except in respect of claims made in writing prior to expiry of such period.

5.2   Limits on Indemnification. The Vendor will indemnify and save the Purchaser harmless of and from any damages suffered by, imposed upon or asserted against it as a result of, in respect of, connected with, or arising out of, under or pursuant to any breach or inaccuracy of any representation or warranty given by the Vendor contained in this Agreement for which a notice of claim has been provided to the Purchaser within the applicable period specified in Section 5.1. The Vendor will have no obligation to make any payment for damages (for indemnification or otherwise) with respect to the matters described in Article 3 until the total of all damages with respect to such matters exceeds $300,000.

ARTICLE 6
COVENANTS AND AGREEMENTS OF THE PURCHASER AND THE VENDOR

6.1   The Purchaser and the Vendor covenant and agree to use their best efforts to satisfy the conditions for closing set out in Articles 7 and 8 hereof, respectively.

6.2   The Vendor covenants and agrees to make available to the Purchaser and its representatives, such personnel, professional advisors and corporate records and documents of the Company and each of the Subsidiaries as the Purchaser shall reasonably request to ascertain that the representations and warranties of the Vendor contained herein are accurate, provided, however, that no such investigation by the Purchaser shall in any way waive or derogate from the representations and warranties of the Vendor contained herein.

6.3   The Vendor covenants and agrees to use its reasonable best efforts from the date hereof to the Closing Date to maintain the Company's status as a reporting issuer or equivalent not in default in the provinces of British Columbia, Alberta and Ontario and the listing of the Company's common shares on the TSX.

6.4   The Vendor agrees to pay all taxes due to any taxing authority as a result of any capital gains or withholding tax on the disposition of the Purchased Shares to the Purchaser, including as a result of the Purchased Shares being "taxable Canadian property" for purposes of the Income Tax Act (Canada).

6.5   The Vendor agrees to pay 50% of any severance or change of control payment that may become due or payable to Grant Ewing within 36 months from the completion of the sale of the Purchased Shares to the Purchaser as a result of his resignation from or termination by the Company (such portion being the "Severance Payment").  Neither the Vendor nor the Guarantors, nor any person controlled directly or indirectly by the Vendor or the Guarantors, shall employ Grant Ewing in any capacity at any time that he is employed by the Company. The Vendor shall use its best efforts to cause any Person whom the Vendor or the Guarantors or any person controlled directly or indirectly by the Vendor or the Guarantors has influence over or has an economic interest in to not employ Grant Ewing in any capacity at any time that he is employed by the Company.

6.6   The Vendor agrees to cause one of its nominees on the board of directors of the Company to resign and will use its reasonable efforts to cause a nominee of the Purchaser to be appointed to the board of directors of the Company. The Vendor agrees to vote, or cause to be voted, all such Common Shares which it beneficially owns or over which it has control or direction, in favour of the nominee proposed by the Purchaser for election as director of the Company.

ARTICLE 7
CONDITIONS PRECEDENT FOR PURCHASER

All obligations of the Purchaser under this Agreement are subject to the fulfilment, prior to or at the Time of Closing, of each of the following conditions:

7.1   The Vendor shall have transferred all of the Purchased Shares to the Purchaser and such shares shall be registered on the books of the Company in the name of the Purchaser or as the Purchaser may direct in writing at the Time of Closing.

7.2   The representations, warranties, covenants and agreements of the Vendor set forth in this Agreement shall be true and correct as of the date of the Agreement and shall be true and correct as of the Closing Date as if made by the Vendor on the Closing Date.

7.3   The Vendor shall have fulfilled and/or complied with all of the obligations, covenants and agreements herein contained to be performed or caused to be performed by it.

7.4   There shall have been no material adverse change in the consolidated affairs, assets, liabilities, financial condition or business of the Company from the date hereof.

7.5   There shall not have been commenced or threatened any action or proceeding which seeks to make illegal, enjoin, restrict or prevent the consummation of the transactions contemplated by this agreement. Neither the Vendor nor the Company shall be subject to any statute, rule or regulation of any government or governmental or other regulatory body or to any order, decree or injunction of a court of competent jurisdiction, which makes it illegal, enjoins or prevents the consummation of the transactions contemplated by this agreement.

7.6   The Vendor shall have provided the Purchaser a certificate executed by a senior officer of the Vendor certifying the matters specified in Sections 7.2, 7.3, 7.4 and 7.5 hereof.

7.7   The conditions contained in this Article 7 are inserted for the exclusive benefit of the Purchaser and may be waived in whole or in part by the Purchaser at any time. The Vendor acknowledges that the waiver by the Purchaser of any condition or any part of any condition shall constitute a waiver only of such condition or such part of such condition, as the case may be, and, shall not be constitute a waiver of any covenant, agreement, representation or warranty made by the Vendor herein that corresponds or is related to such condition or such part of such condition, as the case may be.

ARTICLE 8
CONDITIONS PRECEDENT FOR THE VENDOR

All obligations of the Vendor under this agreement are subject to the fulfilment, prior to or at closing, of each of the following conditions:

8.1   The Purchaser shall have paid the Purchase Price for the Purchased Shares to the Vendor in the manner contemplated in Section 2.3 hereof (subject to the Holdback Amount being retained).

8.2   The representations, warranties, covenants and agreements of the Purchaser set forth in this Agreement shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as if made by the Purchaser on the Closing Date.

8.3   The Vendor or the Company shall not be subject to any statute, rule or regulation of any government or governmental or other regulatory body or to any order, decree or injunction of a court of competent jurisdiction, which makes it illegal, enjoins or prevents the consummation of the transactions contemplated by this Agreement.

8.4   The Purchaser shall have fulfilled and/or complied with all of its obligations, covenants and agreements herein contained to be performed or caused to be performed.

8.5   The Purchaser shall have provided the Vendor a certificate executed by a senior officer of the Purchaser certifying the matters specified in Sections 8.2, 8.3 and 8.4 hereof.

8.6   The conditions contained in this Article 8 are inserted for the exclusive benefit of the Vendor and may be waived in whole or in part by the Vendor at any time. The Purchaser acknowledges that the waiver by the Vendor of any condition or any part of any condition shall constitute a waiver only of such condition or such part of such condition, as the case may be, and, shall not be constitute a waiver of any covenant, agreement, representation or warranty made by the Purchaser herein that corresponds or is related to such condition or such part of such condition, as the case may be.

ARTICLE 9
CLOSING ARRANGEMENTS AND TERMINATION

9.1   Closing.  The Closing of the purchase and sale of the Purchased Shares shall take place at the Time of Closing on the Closing Date at such place and/or time as the Parties may mutually agree upon. The Closing will take place outside of Canada, except that the certificates representing the Purchased Shares may be delivered to counsel in Canada for purposes of effecting the transfer of the Purchased Shares into the name of the Purchaser following Closing.

9.2   Closing Deliveries.  At the Time of Closing:

(a)	the Vendor shall deliver or cause to be delivered to the Purchaser:

(i)	a securities transfer form for the Purchased Shares with signatures guaranteed in form satisfactory to the Purchaser;

(ii)	the certificate contemplated in Section 7.6; and

(iii)
and all other assurances, transfers, assignments, consents and other documents as the Purchaser's solicitors consider reasonably necessary or desirable to validly and effectively complete the transactions contemplated hereby; and

(b)	the Purchaser shall deliver or cause to be delivered to the Vendor or as it otherwise directs:

(i)	a wire transfer payable as directed by the Vendor in accordance with the terms hereof;

(ii)	the certificate contemplated in Section 8.5; and

(iii)
all other assurances, transfers, assignments, consents and other documents as the Vendor's solicitors consider reasonably necessary or desirable to validly and effectively complete the transactions contemplated hereby.

ARTICLE 10
GUARANTEE

10.1   The Guarantors represents and warrants to the Purchaser as follows and acknowledges that the Purchaser is relying upon such representations and warranties in connection with the entering into of this Agreement and the consummation of the transactions contemplated hereby:

(a)	Each Guarantors that is a corporation is duly incorporated, organized and validly subsisting and in good standing under the laws of its governing jurisdiction.

(b)	Each Guarantors has all necessary right, power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder.

(c)
The entry into, execution and delivery of this Agreement and all other agreements and documents required to be delivered by the Guarantors hereunder, the performance by the Guarantors of its obligations hereunder and the consummation of the transactions contemplated hereby do not or will not conflict with or constitute a breach of or a default under (or would not with the passage of time or the giving of notice, or both, conflict with or constitute a breach of or a default under) any of the terms or provisions of any Contractual or Other Right or Obligation to which a Guarantors is a party or by which a Guarantors is bound or of any laws or regulations applicable to a Guarantors.

(d)
Each of this Agreement and all other agreements and documents required to be delivered by the Guarantors hereunder constitutes, or on delivery will constitute, a legal, valid and binding obligation of each Guarantors enforceable against it in accordance with its terms, subject however to limitations with respect to enforcement imposed by law in connection with bankruptcy, insolvency and creditors' rights generally and to general principles of equity, including the availability of equitable remedies such as specific performance and injunctive relief which are in the discretion of the court from which they are sought.

10.2   The Guarantors hereby absolutely, unconditionally and irrevocably guarantee in favour of the Purchaser the prompt and complete observance and performance of all the terms, covenants, conditions and provisions to be observed or performed by the Vendor pursuant to this Agreement and shall perform such terms, covenants, conditions and provisions upon the default or non-performance thereof by the Vendor (collectively, the "Guaranteed Obligations").  The foregoing agreement of the Guarantors is absolute, unconditional, present and continuing and is in no way conditional or contingent upon any event, circumstance, action or omission which might in any way discharge a Guarantors or surety in whole or in part.

10.3   The Guarantors shall indemnify and save the Purchaser harmless from and against any and all losses, liabilities, damages (excluding punitive damages), injuries, costs or expenses (including legal costs or expenses) suffered or incurred by the Purchaser that arise out of or relate to any failure of the Guarantors to timely and fully perform or cause to be performed any of the Guaranteed Obligations.

ARTICLE 11
MISCELLANEOUS

11.1   Publicity.  The Parties shall confer and reach agreement as to the content of any press release or make any other public statement or announcement relating to or connected with or arising out of this Agreement or the matters contained herein. None of the Parties shall issue any press release or make any other public statement or announcement relating to or connected with or arising out of this Agreement or the matters contained herein without obtaining the prior written approval of the other Parties (which in the case of the Guarantors, shall be deemed to be given if given by the Vendor), which approval shall not be unreasonably withheld, except as is required by law or by any stock exchange, in which case the Parties shall use their reasonable efforts to obtain the approval of the other Parties.

11.2   Further Assurances.  To the extent reasonably practicable in the circumstances or permitted by law each of the Parties upon the request of the other shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and such further acts, deeds, documents, assignments, transfers, conveyances and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

11.3   Time.  Time shall be of the essence hereof.

11.4   Successors in Interest.  This Agreement and the provisions hereof shall enure to the benefit of and be binding upon the Parties and their respective heirs, executors, personal representatives, successors and permitted assigns, as the case may be.

11.5   Notices.  Any notice, document or other communication required or permitted by this Agreement to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, or if transmitted by facsimile to such party addressed as follows:

(a)	in the case of the Vendor or the Guarantors, at:

By mail
PO Box 6315 St Kilda Road Central
Melbourne Victoria 8008
Australia

By courier
Level 8, 580 St Kilda Road
Melbourne Victoria 3004
Australia
Telecopier:                      011 613 8532 2805

(b)           in the case of the Purchaser, to it at:

Sherington House
Park Road
Sherington
Newport Pagnell
MK16 9PF
United Kingdom

Telecopier:                      44 (0) 20 7433 3361

Notice transmitted by facsimile or delivered personally shall be deemed received on the day of transmission or personal delivery, as the case may be. Any party may from time to time notify the others in the manner provided herein of any change of address which thereafter, until changed by like notice, shall be the address of such party for all purposes hereof.

11.6   Assignment.  This Agreement may not be assigned by the Vendor without the prior written consent of the Purchaser which consent will not be unreasonably withheld. This Agreement may not be assigned by the Purchaser without the prior written consent of the Vendor which consent will not be unreasonably withheld.

11.7   Execution by Facsimile in Counterparts.  This Agreement may be executed by the Parties hereto in separate counterparts or duplicates and by facsimile each of which when so executed and delivered shall be an original, but all such counterparts or duplicates shall together constitute one and the same instrument.

11.8   Entire Agreement.  This Agreement together with any agreements or other documents to be delivered pursuant hereto sets forth the entire agreement among the Parties pertaining to the specific subject matter hereof and replaces and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties, and there are no warranties, representations or other agreements, whether oral or written, express or implied, statutory or otherwise, between the Parties in connection with the subject matter hereof except as specifically set forth herein.

11.9   Amendments.  No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the Party to be bound thereby.

11.10         Waiver.  No delay or failure of any party in exercising any right or remedy hereunder and no partial exercise of any such right or remedy shall be deemed to constitute a waiver of such right or remedy or any other rights or remedies of such party hereunder. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. Any consent by a Party to or any waiver by a Party of any breach of any provision of this Agreement shall not constitute a consent to or waiver of any subsequent, further or other breach of the provisions of this Agreement.

11.11         Fees and Expenses.  Each of the Vendor and the Purchaser acknowledge and agree that each will be responsible for the payment of their own legal fees and other costs and expenses incurred by them in connection with the purchase and sale transactions contemplated hereby.

11.12         Severability.  Each of the provisions of this Agreement (and each part of each such provision) is severable from every other provision hereof (and every other part thereof). In the event that any provision (or part thereof) contained in this Agreement or the application thereof to any circumstance shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction and to any extent:

(a)
the validity, legality or enforceability of such provision (or such part thereof) in any other jurisdiction and of the remaining provisions contained in this Agreement (the remaining parts of such provision, affected or impaired thereby; as the case may be) shall not in any way be the application of such provision (or such part thereof) to circumstances other than those as to which it is held invalid, illegal or unenforceable shall not in any way be affected or impaired thereby;

(b)
such provision (or such part thereof) shall be severed from this Agreement and ineffective to the extent of such invalidity, illegality or unenforceability in such jurisdiction and in such circumstances; and

(c)	the remaining provisions of this Agreement (or the remaining parts of such provisions, as the case may be).

   IN WITNESS WHEREOF the Parties have executed this Agreement as of February 6, 2012.

IGNEOUS CAPITAL LIMITED

Per:	s/s G Edwards
Name: G Edwards
Title: CEO

GOLDEN RIVER RESOURCES CORPORATION

Per:	s/s JI Gutnick
Name: Joseph Isaac Gutnick
Title: President

NORTHERN CAPITAL RESOURCES

Per:	s/s JI Gutnick
Name: Joseph Isaac Gutnick
Title: President

SIGNED, SEALED & DELIVERED In the presence of:	s/s JI Gutnick

s/s P J Lee

Witness	Joseph Isaac Gutnick